UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 7, 2023

McGRATH RENTCORP

(Exact name of registrant as specified in its Charter)

California

(State or other jurisdiction of incorporation)

0-13292	94-2579843
(Commission File Number)	(I.R.S. Employee Identification No.)

5700 Las Positas Road, Livermore, CA 94551-7800
(Address of principal executive offices)

(925) 606-9200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MGRC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 7, 2023, the board of directors (the “Board”) of McGrath RentCorp (the “Company”) approved a modification to the terms of restricted stock unit (“RSU”) award grants under the Company’s 2016 Stock Plan, as amended (the “Plan) to members of the Board (the “Modification”), which modification is applicable for past and future RSU award grants to directors. The Modification provides that upon a director’s departure from the Board, a portion of such director’s unvested RSUs would accelerate with the number of such accelerated RSUs equal to the quotient of (x) the full number of months of the director’s Continuous Service (as defined in the Plan) from the date of award to the date of such termination, divided by (y) 12, rounded up to the next 100 RSUs. This acceleration of vesting would not apply if a director’s departure from the Board is due to (i) a removal by a vote of the shareholders or (ii) termination for Cause (as defined in the Plan).

At the 2023 annual meeting of shareholders held on June 7, 2023 (the “Annual Meeting”), Messrs. Dennis P. Stradford and M. Richard Smith did not stand for reelection and resigned as of the Annual Meeting. Subsequent to the resignation of Messrs. Stradford and Smith, the Board approved a resolution reducing the number of directors on the Board from 9 to 7, effective as of the Annual Meeting.

In connection with their resignation from the Board and pursuant to the Modification, 300 shares of unvested RSUs held by Mr. Stradford and 300 shares of unvested RSUs held by Mr. Smith became fully vested as of June 7, 2023.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the following proposals were voted on by the Company’s shareholders and the voting results are set forth below. The proposals are described in detail in the proxy statement for the Annual Meeting that the Company filed with the Securities and Exchange Commission on April 28, 2023.

Proposal 1. Election of Directors.

Name of Nominee	Votes For	Votes Withheld	Broker Non-Votes
Nicolas C. Anderson	19,686,371	256,089	1,231,906
Kimberly A. Box	19,719,319	223,141	1,231,906
Smita Conjeevaram	18,239,533	1,702,927	1,231,906
William J. Dawson	19,638,443	304,017	1,231,906
Elizabeth A. Fetter	19,814,948	127,512	1,231,906
Joseph F. Hanna	19,861,155	81,305	1,231,906
Bradley M. Shuster	18,603,577	1,338,883	1,231,906

Proposal 2. To ratify the appointment of Grant Thornton LLP as the independent auditors for the Company for the year ending December 31, 2023.

Votes For	Votes Against	Abstain	Broker Non-Votes
20,698,270	367,748	108,348	None

Proposal 3. To approve, in a non-binding vote, the compensation of the Company’s named executive officers.

Votes For	Votes Against	Abstain	Broker Non-Votes
19,280,113	525,166	137,181	1,231,906

Proposal 4. To recommend, in a non-binding vote, the frequency of future non-binding shareholder votes to approve the compensation of the Company’s named executive officers.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
18,341,189	39,885	1,435,035	126,351	1,231,906

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McGRATH RENTCORP

Dated: June 9, 2023

	By:	/s/ Gilda Malek
Gilda Malek
Vice President, General Counsel and Corporate Secretary

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